June 30, 2003

Dear Valued Customer,

Inside this book you will find the semi-annual reports for the 34 investment subaccounts supporting your Kansas City Life variable contract. These reports detail the complete holdings of each subaccount as of June 30, 2003 and provide a glimpse of the portfolio managers’ thoughts about the current state of the financial markets and their expectations for the future.

While the economy continues to produce mixed signals, it is fair to say that some of the financial markets have improved, compared with two to three quarters ago. The first half of 2003 saw many of the major equity markets experience positive growth. However, it is important to keep expectations realistic as market conditions can change quickly.

As always, investment decisions should be based on the need to fund particular financial milestones against the time available to reach those events. Be candid with your financial advisor and realistic about your expectations when planning for the future.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Kansas City Life variable contract. You can also access information about your Kansas City Life variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
/s/R. Philip Bixby
R. Philip Bixby, President and CEO

Kansas City Life's Variable Product Series are distributed through Sunset Financial Services, Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC